Second-Quarter Fiscal 2021 Financial Results and Update February 2, 2021 Exhibit 99.3

Forward-looking statements and non-GAAP financial measures Forward-looking statements – Statements made in this presentation and the accompanying webcast that are not statements of historical or current facts, such as those related to the timing and continuing impact of COVID-19, anticipated changes under the Biden Administration, ability to execute our enterprise analytics and performance improvement strategy and technology-enabled, end-to-end supply chain strategy, ability to implement our capital deployment priorities, the statements related to fiscal 2021 outlook and guidance and the key assumptions underlying such guidance, and expected target multi-year, compound annual growth rate in the mid-to-high single digits for consolidated net revenue, adjusted EBITDA and adjusted EPS beginning in fiscal year 2022 are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements may involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of Premier to be materially different from historical results or from any future results or projections expressed or implied by such forward-looking statements. Accordingly, readers should not place undue reliance on any forward-looking statements. In addition to statements that explicitly describe such risks and uncertainties, readers are urged to consider statements in the conditional or future tenses or that include terms such as “believes,” “belief,” “expects,” “estimates,” “intends,” “anticipates” or “plans” to be uncertain and forward-looking. Forward-looking statements may include comments as to Premier’s beliefs and expectations as to future events and trends affecting its business and are necessarily subject to uncertainties, many of which are outside Premier’s control. More information on potential factors that could affect Premier’s financial results is included from time to time in the “Cautionary Note Regarding Forward-Looking Statements,” “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of Premier’s periodic and current filings with the SEC, including those discussed under the “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” section of Premier’s Form 10-K for the year ended June 30, 2020, and subsequent Form 10-Q and Form 8-K filings made with the SEC, and also made available on Premier’s website at investors.premierinc.com. Forward-looking statements speak only as of the date they are made, and Premier undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information or future events that occur after that date, or otherwise. Non-GAAP financial measures – This presentation and accompanying webcast includes certain “adjusted” or “non-GAAP financial measures” as defined in Regulation G under the Securities Exchange Act of 1934. Schedules are attached that reconcile the non-GAAP financial measures included in this presentation to the most directly comparable financial measures calculated and presented in accordance with Generally Accepted Accounting Principles in the United States. You should carefully read Premier’s periodic and current filings with the SEC for definitions and further explanation and disclosure regarding our use of non-GAAP financial measures and such filings should be read in conjunction with this presentation.

Susan DeVore Chief Executive Officer Overview and Business Review

Executive summary Established full-year fiscal 2021 guidance Consolidated net revenue:$1.608B to $1.653B Adjusted EBITDA**:$445M to $465M Adjusted EPS**:$2.26 to $2.39 Adjusted EBITDA and adjusted EPS declined as expected due to impact from amended GPO agreements and ongoing effect of COVID-19 pandemic* Grew consolidated net revenue by 32%, driven by growth in Supply Chain Services and Performance Services segments* *Compared with fiscal 2020 second quarter **See “Use of Forward-Looking Non-GAAP Measures” in the Appendix. Announced CEO transition Michael Alkire, President, to succeed Susan DeVore as CEO effective May 1, 2021 Susan DeVore, CEO, retiring from company on June 30, 2021 Will continue as advisor to company for 24 months following retirement

We believe Premier is well-positioned to succeed in this environment Current macro-political environment under Biden Administration Encouraged by recent commentary from Biden Administration Administration’s priority is executing successful mass COVID-19 vaccination program and improving COVID-19 rapid testing capabilities and therapeutic treatments Premier believes key healthcare themes and trends likely to stay the same; stable policy environment will lead to healthcare innovation and investment Expect some incremental changes: Telemedicine will not only remain but expand and be a competitive differentiator Further movement to new payment and risk models Greater focus on domestic manufacturing with upstream and downstream visibility into supply chain nearshore Investments in health information technology infrastructure

Mike Alkire President and Incoming CEO Operations Review

Enterprise analytics and performance improvement strategy Need for artificial intelligence (AI)-driven technology, data and insights with wrap-around services to improve healthcare quality and lower costs Expanding capabilities to more fully address and coordinate care improvement and standardization Provide differentiated offering connecting healthcare providers with life sciences companies Innovative clinical decisions support technology uses AI and machine learning to identify appropriate participants for clinical trials Strong pipeline in place with expected full-year fiscal 2021 bookings growth rate in mid-teens Expanding direct-to-employer Contigo Health business through Centers of Excellence programs Includes additional providers, prior authorization capabilities, high-value network growth and wrap-around network expansion Closed several new engagements in fiscal 1H21, representing 25% increase in managed lives Focused on further penetrating provider market and expanding into adjacent payor, life science and employer markets

Technology-enabled, end-to-end supply chain strategy Partnering with long-time member Yankee Alliance to build customized GPO portfolio to penetrate ~$800M purchased services spend and drive incremental savings for Yankee Alliance members Advancing strategy to create more resiliency in healthcare supply chain through minimal investments in opportunities in critical supply categories Created joint venture with 34-member health systems to partner with DeRoyal Industries to domestically produce isolation gowns Exemplifies and strengthens deep and long-term relationships with members Continue to focus on technology-enabling all aspects of healthcare supply chain Planned expansion into e-invoicing and e-payables to provide automated, seamless and paperless procurement, invoice and payment experience Focused on expanding amount of member spend captured, solidifying position as a leading provider of healthcare supply chain technology and services that enable Premier to manage, alongside member health systems, total supply chain outcomes

Driving success through strong employee engagement Outperformed global benchmarks related to diversity, inclusion and belonging in workplace Leadership team received high marks, outperforming global benchmarks for response to the pandemic and support of team Recently hired chief diversity and inclusion officer as member of executive team Employee engagement remains strong, with increases in all major drivers of engagement over past year

Craig McKasson Chief Administrative and Financial Officer Financial Review

Fiscal 2021 second-quarter financial highlights Performance Services segment revenue increased 8% to $93.7 million Supply Chain Services segment revenue increased 41% to $329.1 million; net administrative fees revenue decreased 16%; products revenue increased 210% Adjusted EBITDA* decreased 16% to $124.8 million Adjusted net income* decreased 13% to $79.4 million Adjusted earnings per share* decreased 12% to $0.65 Consolidated net revenue increased 32% to $422.8 million; GAAP net income of $44.9 million, or $0.36 per fully diluted share *Refer to Appendix for adjusted EBITDA, adjusted net income, adjusted earnings per share reconciliations to GAAP equivalents. (Compared with fiscal 2020 second quarter)

Strong financial position with flexible balance sheet Cash flow from operations of $116.2 million Free cash flow* of $37.1 million Cash and cash equivalents of $109.0 million Premier’s Board of Directors declared quarterly cash dividend of $0.19 per share, payable on March 15, 2021 to stockholders of record as of March 1, 2021 Outstanding borrowings of $100.0 million on $1.0 billion, five-year unsecured, revolving credit facility Balanced approach to capital deployment priorities Reinvestment in organic growth Disciplined acquisitions and investments to support strategic goals Returning capital to shareholders through quarterly cash dividend payment *See free cash flow reconciliation to GAAP equivalent in Appendix. (As of December 31, 2020)

Fiscal 2021 guidance Guidance Metric Fiscal 2021 Guidance Range Segment Net Revenue: Supply Chain Services Performance Services $1.242 billion to $1.272 billion $366 million to $381 million Total Net Revenue $1.608 billion to $1.653 billion Adjusted EBITDA* $445 million to $465 million Adjusted EPS* $2.26 to $2.39 Fiscal 2021 guidance assumes realization of the following assumptions: Net administrative fees revenue of $560 million to $580 million Direct sourcing products revenue of $650 million to $690 million Capital expenditures of $105 million to $110 million Effective tax rate of 24% Does not include the effect of any potential future significant acquisitions *The company does not provide forward-looking guidance on a GAAP basis as certain financial information, the probable significance of which cannot be determined, is not available and cannot be reasonably estimated. Refer to "Use of Forward-Looking Non-GAAP Measures" below for additional explanation. (As of February 2, 2021)

Appendix

Fiscal 2021 and 2020 non-GAAP reconciliations

Fiscal 2021 and 2020 non-GAAP reconciliations

Fiscal 2021 and 2020 non-GAAP reconciliations

Fiscal 2021 and 2020 non-GAAP reconciliations

Fiscal 2021 and 2020 non-GAAP reconciliations

Fiscal 2021 and 2020 non-GAAP reconciliations